DUNHAM FUNDS

Supplement dated December 23, 2019 to the Statutory Prospectus dated February 28, 2019, as amended May 2, 2019 (the “Prospectus”)

This Supplement updates and supersedes any contrary information contained in the Prospectus.

Effective immediately, the information under the sub-headings “Class N Shares” on page 89 of the Prospectus is deleted in its entirety and replaced with the following:

CLASS N SHARES: Class N shares of the Funds are sold at NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the respective Fund. Class N shares are front-end or back-end load free, so you generally will not pay any shareholder fees when you buy or sell CLASS N shares of the Funds. CLASS N shares may be available on brokerage platforms of firms that have agreements with the Funds’ distributor to offer such shares solely when acting as an agent for the shareholder. A shareholder transacting in CLASS N shares in these programs may be required to pay a commission and/or other forms of compensation to the broker.

If you have any questions, please contact the Fund at (888) 3DUNHAM (338-6426).

Investors Should Retain This Supplement For Future Reference